                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 30, 2004


                                 FN ESTATE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


      PENNSYLVANIA               0-29255                    23-2767197
     ----------------------------------------------------------------------
     (State or other           (Commission                (IRS Employer
     jurisdiction of           File Number)             Identification No.)
     incorporation)


    TWO COURTNEY PLACE, SUITE 130, 3864 COURTNEY STREET, BETHLEHEM, PA 18017
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 266-6700
                                                           --------------

          (Former name or former address, if changed since last report)

ITEM 8.01.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

As previously disclosed, on June 10, 2003, FN Estate, Inc. (f/k/a Fastnet Corporation) (the "Company") and on June 13, 2003, each of its subsidiaries (excluding the Company's wholly-owned subsidiary "DASLIC", a Delaware Holding Company) (Fastnet and such subsidiaries are sometimes referred to herein as the "Debtors") filed respective voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in Jointly Administered Case No. 03-23143 in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court").

Also, as reported in the Company's Current Reports on Form 8-K previously filed with the United States Securities and Exchange Commission, the Debtors have sold substantially all of their assets as a result of several transactions completed pursuant to the provisions of the United States Bankruptcy Code on and between December 15, 2003 and May 4, 2004.

On December 30, 2004, the Debtors filed a proposed Joint Plan of Liquidation (the "Plan") with the Bankruptcy Court. A copy of the proposed Plan is attached hereto as Exhibit 99.1.

A complete description of the proposed Plan is set forth in the Disclosure Statement to Accompany Joint Plan of Liquidation Dated December 30, 2004 (the "Disclosure Statement"), which was filed contemporaneously with the proposed Plan in the Bankruptcy Court. The Debtors also filed the Disclosure Statement for Holders of Equity Interests to Accompany Joint Plan of Liquidation Dated December 30, 2004 (the "Equity Holder Disclosure Statement") with the Bankruptcy Court on December 30, 2004. The Disclosure Statement and Equity Holder Disclosure Statement are attached hereto as Exhibits 99.2 and 99.3, respectively.

The Disclosure Statement and Equity Holder Disclosure Statement must be approved by the Bankruptcy Court as containing adequate information before votes in favor of confirmation of the proposed Plan may be solicited. Under Chapter 11 of Title 11 of the United States Code, certain parties-in-interest may file objections to the Disclosure Statement, the Equity Holder Disclosure Statement and the proposed Plan.

A Bankruptcy Court hearing to determine the adequacy of the Disclosure Statement and the Equity Holder Disclosure Statement is currently scheduled for January 27, 2005. Under the terms of the proposed Plan, persons holding equity interests in the Company will not retain or receive anything.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FN ESTATE, INC.



                                            By: /s/ R. Barry Borden
                                                -----------------------
                                                R. Barry Borden
                                                Chief Executive Officer


Dated:  December 30, 2004

                                  EXHIBIT INDEX

Exhibit
Number            Document Description

99.1              Joint Plan of Liquidation Dated December 30, 2004

99.2 Disclosure Statement to Accompany Joint Plan of Liquidation Dated December 30, 2004

99.3 Disclosure Statement for Holders of Equity Interests to Accompany Joint Plan of Liquidation Dated December 30, 2004